                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 June 28, 1996
                                --------------
               Date of report (Date of earliest event reported)
                     -------------------------------------



                               THE SOURCE COMPANY
                               ------------------
             (Exact name of Registrant as specified in its charter)



    Missouri                    0-26238                    43-1710906
- -----------------             -----------              ------------------
(State or other               (Commission                (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)



11644 Lilburn Park Road, St. Louis, Missouri               63146
- --------------------------------------------               -----
  (Address of principal executive offices)              (Zip Code)


                                (314) 995-9040
                                --------------
             (Registrant's telephone number, including area code)

     ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
     --------------------------------------------

          On June 28, 1996, The Source Company (the "Company"), through a wholly-owned subsidiary, acquired all the outstanding stock of Magazine Marketing, Inc. ("Magazine Marketing") of Canton, Ohio from the sole shareholder James Looman ("Looman") in exchange for 100,000 shares of the Company's $0.01 par value common stock (the "Common Stock"), $275,000 in cash, and delivery of a non-interest bearing note in the amount of $80,000 payable over a two year period. (the "Acquisition"). The Acquisition was effected pursuant to a Stock Acquisition Agreement dated as of June 20, 1996 (the "Acquisition Agreement"). Of the 100,000 shares of the Common Stock issued and delivered in connection with its acquisition of the shares of Magazine Marketing, 33,333 shares were deposited in escrow to secure certain indemnification obligations of Magazine Marketing and Looman to the Company pursuant to the Acquisition Agreement.

          The total purchase price for the Magazine Marketing stock acquired by the Company was determined by arm's length negotiation and was based upon, among other factors, (i) the current and historical financial results of Magazine Marketing, and (ii) Magazine Marketing's customer base.

          Other than in connection with the Acquisition, neither Magazine Marketing nor the sole shareholder of Magazine Marketing, Looman, have had any material relationship with the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer.

          Prior to the Acquisition, the Company was engaged in providing information and marketing services to retail stores selling magazines and other periodicals. The Company intends to continue such business and does not intend to substantially change the nature of Magazine Marketing's operation.

          The Company derived the cash portion of the purchase price from an existing term loan with The Boatmen's National Bank of St. Louis.

          A copy of the Company's press release announcing the Acquisition is attached as Exhibit 99.2.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
     -------  ---------------------------------

     (a) Financial Statements of business acquired. It is impracticable to provide financial statements of the acquired business meeting the requirements of this Item 7(a) at the time of this report on Form 8-
           K. Such financial statements will be provided as an amendment to this Form as soon as practicable, but no later than 60 days following the filing of this report. [option to provide unaudited F/S in this initial report and supplement w/ audited F/S within 60 days]

     (b)   Pro Forma Financial Information.   It is impracticable to provide Pro
           Forma financial information meeting the requirements of this Item 7(b) at the time of this report on Form 8-K. Such financial information will be provided as an amendment to this Form as soon as practicable, but no later than 60 days following the filing of this report.

     (c)   Exhibits - See Exhibit Index on page 5 hereof.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  July 11, 1996
                               THE SOURCE COMPANY



                               By:  /s/ Lance C. McCord
                                    ---------------------------
                                    Lance C. McCord
                                    Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.                       Exhibit
- -----------                       -------

  10.14 Stock Acquisition Agreement dated as of June 20, 1996, among James Looman, the sole shareholder of Magazine Marketing, Inc., Magazine Marketing, Inc. and the Source Company.

   99.2        Press Release dated June 28, 1996